EXHIBIT 10.25

SECURITY AGREEMENT AMENDMENT

This SECURITY AGREEMENT AMENDMENT (the “Amendment”) is made as of October 24, 2006 between the lenders listed on the signature page hereto (hereinafter, collectively, the “Secured Parties”) and Access Pharmaceuticals, Inc., a Delaware corporation with its chief executive office located at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207, Attention: President (the “Debtor”).

WHEREAS, on February 16, 2006, the Debtor issued in favor of each of the Secured Parties, promissory notes (collectively the “February Notes”), in the aggregate principal amount of Five Million Dollars ($5,000,000); such February Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement dated as of February 16, 2006 between the Debtor and the Secured Parties;

WHEREAS, in connection with the issuance of the February Notes, the Debtor entered into that certain Security Agreement dated as of February 16, 2006, between the Debtor and the Secured Parties (the “Security Agreement”);

WHEREAS, on the date hereof, the Debtor has issued in favor of certain of the Secured Parties (the “October Secured Parties”), promissory notes (collectively the “October Notes”), in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000); such Notes have been issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement (the “October Purchase Agreement”) of even date herewith between the Debtor and the October Secured Parties (such transaction, the “October Financing”);

WHEREAS, it is a condition precedent to the October Secured Parties’ making any loans under October Purchase Agreement and the October Notes or otherwise extending credit to the Debtor that the Debtor execute and deliver this Security Agreement Amendment; and

WHEREAS, the Debtor and each of the Secured Parties desires to amend the Security Agreement in order to secure the Debtor’s obligations pursuant to the October Notes;

NOW, THEREFORE, in consideration of the premises and to induce the October Secured Parties to extend the loans to the Debtor pursuant to the October Notes, the Debtor and the Secured Parties hereby agree as follows:

1. Capitalized Terms. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Security Agreement.

2. Amendment to the Security Agreement.

(a) Section 1(c) of the Security Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:

“February Notes” means the Secured Convertible Promissory Notes of the Debtor in the aggregate principal amount of Five Million Dollars ($5,000,000), issued pursuant to the February Purchase Agreement.

“February Purchase Agreement” means the Convertible Note and Warrant Purchase Agreement dated as of February 16, 2006, between the Debtor and the Secured Parties.

“Note” and “Notes” means the February Notes and/or the October Notes. This definition shall supersede the definition of such terms set forth in the recitals to this Agreement.

“October Notes” means the Secured Convertible Promissory Notes of the Debtor in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) issued pursuant to the October Purchase Agreement.

“October Purchase Agreement” means the Convertible Note and Warrant Purchase Agreement dated as of October 24, 2006, between the Debtor and certain of the Secured Parties.

“Purchase Agreement” means the February Purchase Agreement and/or the October Purchase Agreement. This definition shall supersede the definition of such term in the recitals to this Agreement.”

3. Consent to October Financing. The Secured Parties hereby consent to the October Financing and, in connection therewith, the Debtor’s execution, delivery and performance of the October Purchase Agreement, the sale of the October Notes and the consummation of the other transactions and execution of the other agreements and documents contemplated by the October Purchase Agreement.

4. Full Force and Effect of the Security Agreement. Except as specifically amended hereby, the Security Agreement shall remain of full force and effect and is hereby ratified and affirmed in all respects.

5. Governing Law, etc. This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with such laws.

6. Counterparts; Facsimile Execution. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as an original thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Amendment to be duly executed and delivered as of the date first above written.

ACCESS PHARMACEUTICALS, INC.

By:	/s/ Stephen B. Thompson
Name:	Stephen B. Thompson
Title	VP - CFO

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Security Agreement Amendment and signature pages of the other parties named in said Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Security Agreement Amendment.

Print Name:	SCO Capital Partners LLC

By:	/s/ Stephen H. Rouhandeh
Name:	Stephen H. Rouhandeh
Title:	Chairman

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Security Agreement Amendment and signature pages of the other parties named in said Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Security Agreement Amendment.

Print Name:	Lake End Capital LLC

By:	/s/ Jeffrey B. Davis
Name:	Jeffrey B. Davis
Title:	Chairman

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECURITY AGREEMENT AMENDMENT

The undersigned, as a Secured Party, hereby executes and delivers the Security Agreement Amendment to which this signature page is attached, which, together with all counterparts of the Security Agreement Amendment and signature pages of the other parties named in said Security Agreement Amendment, shall constitute one and the same document in accordance with the terms of the Security Agreement Amendment.

Print Name:	Beach Capital LLC

By:	/s/ Steven H. Rouhandeh
Name:	Steven H. Rouhandeh
Title:	Chairman